Line of Credit Arrangement	12 Months Ended
Dec. 31, 2022
Line Of Credit Arrangement Abstract
LINE OF CREDIT ARRANGEMENT
NOTE 7:-	LINE OF CREDIT ARRANGEMENT

On April 5, 2022, the Company entered into a secured line of credit agreement for up to $15,000 (the “Credit Line”) with Kreos Capital VI (Expert Fund) LP (“Kreos”). The Credit Line is comprised of three tranches in the amount of $10,000, $2,500 and $2,500, respectively, in which the first tranche and in the amount of $10,000 (the “First Tranche”) and the second tranche in the amount of $2,500 (the “Second Tranche) were drawn on April 26, 2022 and July 19, 2022, respectively. In addition, in accordance with the Credit Line agreement, the Company will issue to Kreos warrants to purchase the Company’s Ordinary shares equal to 8% of the amount of each tranche, when and if borrowed, with an exercise price of $5.14 per share. The expiration date for each warrant issued will be seven years from the agreement date. Accordingly, as a result of the First Tranche and Second Tranche withdrawal, the Company issued to Kreos a warrant in the total amount of $1,000. The total number of shares issuable upon exercise is equal to the total amount divided by the exercise price.

The Credit Line is denominated in USD and bears interest at an annual rate equal to 9.25%. The interest paid due to the Credit Line for the year ended December 31, 2022 amounted to $734.

On each drawdown date, the Company shall pay to Kreos on the drawdown date the last period payment for such drawdown. For the First Tranche and Second Tranche, the amount the Company paid was $317 and $85, respectively.

The third and final tranche of $2,500 will never be drawn since the third tranche milestone has not been met.

The Company has concluded that the Credit Line includes several legally detachable and separately exercisable freestanding financial instruments: The First Tranche term loan, the warrants, and the right to receive additional loan tranches (the “FCA”).

The Company has concluded that the warrants should be classified as equity since the warrants are not an ASC 480 liability, are indexed to the Company’s own Ordinary stock and meet all the equity classification conditions pursuant to ASC 815-40. The Company has also concluded that the FCA is not indexed to the Company’s own Ordinary stock and should be measured at fair value, with changes in fair value recognized in earnings. In addition, the First Tranche and the Second Tranche term loan were accounted for using the effective interest method.

The Company allocated the proceeds received to the FCA at fair value. The remaining proceeds were allocated between the warrants and the First Tranche term loan using the relative fair value method. The proceeds allocation resulted in $9,532 allocated to the First Tranche and $468 allocated to the warrants, net of issuance costs. The proceeds allocated to the FCA were immaterial.

The Company allocated the proceeds received under the Credit Line between the warrants and the Second Tranche term loan using the relative fair value method. The proceeds allocation resulted in $2,380 allocated to the Second Tranche and $120 allocated to the warrants.

During the year ended December 31, 2022, the Company recognized $1,023 of interest expenses related to the First Tranche and the Second Tranche, which were included as part of financial expenses in the Company’s statements of operation.